SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):    August 11, 2003
                                                 -----------------------



                    EAGLE SUPPLY GROUP, INC.
------------------------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




        Delaware                    000-25423           13-3889248
----------------------------    ----------------  ----------------------
(State or Other Jurisdiction    (Commission File      (IRS Employer
        Incorporation)               Number)      Identification Number)




122 East 42nd Street, Suite 1618, New York, NY            10168
----------------------------------------------    ----------------------
    (Address of Principal Executive Offices)            (Zip Code)




Registrant's telephone number, including area code:    (212) 986-6190
                                                   ---------------------


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Item 9.    Regulation FD Disclosure.

     Although Eagle Supply Group, Inc. (the "Company" or "we") previously provided earnings guidance in April 2003, it is not the policy of the Company to prepare forecasts or projections of revenues and net income for public distribution, and we do not intend to change this policy.

     However, in view of various events which have taken place since we last provided earnings guidance, the Company has determined that it again should provide its stockholders with guidance with respect to its preliminary estimated unaudited fiscal 2003 fourth quarter revenues, net income, and basic earnings per share and estimates of revenues, net income, and basic earnings per share for the full 2004 fiscal year. Accordingly, this Current Report on Form 8-K provides information regarding the Company's preliminary unaudited fiscal 2003 fourth quarter results and anticipated projected revenues, net income, and basic earnings per share for our 2004 fiscal year ending June 30, 2004. References herein to our "2003 fiscal year" and our "2004 fiscal year" shall mean the fiscal year ended June 30, 2003 and fiscal year ending June 30, 2004, respectively.

     We developed the financial projections included in this Current Report based on estimates and assumptions developed by management. Although we believe the estimates and assumptions are reasonable, projections are necessarily speculative and depend completely on the estimates and assumptions used in preparing them. Actual results realized during any future period are likely to vary from the projections, and the variations may be material and adverse. Further, unanticipated events and circumstances are likely to occur, and such events and circumstances could cause actual results to vary substantially from the estimates and assumptions made and the projections included in this Current Report. You also should be aware that the preliminary results for the 2003 fourth quarter included herein have not yet been audited and are subject to adjustment. Any such adjustments may have a material adverse impact on the preliminary fiscal 2003 fourth quarter results provided herein.

     This information is being furnished solely for compliance with, and in accordance with, Regulation FD and the rules and regulations promulgated thereunder.


I.   Preliminary  Unaudited  Estimated  Results  for  the  Fourth
     Quarter of the 2003 Fiscal Year

     Based on the preliminary unaudited internal financial statements prepared by management, the Company preliminarily estimates that, for the recently completed fourth quarter of the 2003 fiscal year, it will report revenues of approximately $69,000,000 (excluding revenues from its discontinued operations), net income of approximately $1,000,000 to $1,300,000, and basic earnings per share of approximately $0.10 to $0.13. The discontinued operations relate to the Company's Birmingham, Alabama distribution center which was sold in January 2003. The estimates set forth above relate only to the Company's fourth quarter of the 2003 fiscal year, and no estimated revenues, net income or earnings per share are provided for the full fiscal year ended June 30, 2003.

     The preliminary unaudited estimated results for the fourth quarter of the 2003 fiscal year provided above includes all adjustments (consisting of only normal recurring adjustments) which our management considers necessary for a fair presentation of the financial results for the period reported.


II.  Earnings Guidance for 2004 Fiscal Year

     Based on currently estimated, unaudited, internal management plans, assumptions, budgets, and projections, the Company anticipates  that,  for  its 2004 fiscal year,  it  will  achieve revenue in the range of approximately $265 million to $285 million, net income in the range of approximately $3.2 million to $4.2 million, and, if this level of net income is achieved, basic earnings per share in the range of




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approximately  $0.31 to $0.40.  Diluted earnings  per share would be lower than basic earnings per share if the per share market price for our common stock should exceed $1.50 per share.

      If we are able to achieve the anticipated results and projections set forth above, because of the disappointing results reported during each of the first three quarters of our 2003 fiscal year and in light of our projections for the business of our 2004 fiscal year, we would expect each of our quarterly results for the 2004 fiscal year to result in favorable quarter-to-quarter comparisons of revenues, net income, and basic earnings per share when compared to the recently completed 2003 fiscal year.


III.  Recent Developments Affecting Results of Operations

      In addition to the assumptions set forth below, our anticipated and projected revenues for the 2004 fiscal year also are based on the anticipated impact of certain other developments which have, or are expected to have, a direct impact on the results of our operations, including, among other things, the following:

      1. As we have previously reported, unusual and severe storm activity occurred last spring in certain of the Company's existing market areas. The Company believes that these recent storms have had and will likely continue to have a positive impact on the Company's results of operations in the 2004 fiscal year.

      2. During the fourth quarter of our fiscal year ended June 30, 2002, we incurred a charge to our operating expenses for additional reserves that we set aside for allowances for doubtful accounts and notes receivables in excess of what had been our historical exposure. During the 2003 fiscal year, we incurred charges to our operating expenses for allowances for doubtful accounts and notes receivables at a rate which was higher than that incurred in prior periods. The Company's management has implemented collection procedures intended to improve our collections and, if successful, will result in a reduced rate of such charges for reserves for doubtful accounts and notes receivable in future periods. Reductions in such charges would have a positive impact on our operating results. Of course, there can be no assurance that we will be successful in improving our collection of accounts and notes receivable or in reducing our charges for reserves for doubtful accounts and notes receivable.

      3. The Company also has been seeking to improve its gross profit margins by changing or improving its product mix in certain market areas, repricing or relinquishing some lower margin business, and repricing product lines at appropriate opportunities.

      4. During the 2003 fiscal year, our liquidity position benefited from capital infusions made by the Company's executive officers. On February 6, 2003, our President invested $1 million in cash to purchase 1,000,000 newly issued, unregistered shares of our common stock and a warrant exercisable for five years to purchase an additional 1,000,000 shares of our common stock at $1.50 per share, subject to adjustment. On April 11, 2003, pursuant to an agreement entered into in February 2003, our Chief Executive Officer and Chief Financial Officer each accepted 100,000 newly issued, unregistered shares of our common stock in lieu of $100,000 cash compensation for each of them. Each of our President, Chief Executive Officer, and Chief Financial Officer agreed to make their investments in our common stock as described above at a time when our common stock was trading at lower prices on the Nasdaq Stock Market.


IV.  Assumptions

     The anticipated results, estimates, and projections included herein for the full 2004 fiscal year were prepared assuming, among other things, (i) growth in sales revenues as a result of increased prices


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for  our products, (ii)  continued growth  in housing  starts and re-roofing, including repair and renovations in our market areas, (iii) no unusual storm activity (other than that described
above   under   "Recent   Developments   Affecting   Results   of
Operations"),   (iv)  improved  collection  experience   of   the
Company's   accounts  and  notes  receivables,  (v)  satisfactory
resolution of current Iraq-United States issues, (vi) no opening of any new distribution centers, (vii) no acquisitions, closings
or   divestitures  of  distribution  centers  (other  than  those currently included in management's internal plans), (viii) no new terrorist attacks, hostilities, or other acts which may disrupt the economy of the United States generally or the market areas in which we are conducting business, and (ix) no other unforeseen events that adversely impact our operations. In addition, the per share data assumes no new issuances (or assumed issuances for accounting purposes) of the Company's equity securities, whether as the result of sales of securities, the exercise of stock options or warrants, or otherwise. We cannot assure you that the estimates and projections set forth in this Current Report will be achieved. These projections and the underlying estimates and assumptions on which they are based are subject to various factors, some of which are not in the Company's control, and most or all of which may change at any time and from time to time. Actual results for the 2004 fiscal year may differ materially and adversely from these estimates and projections.


V.   Other Recent Developments Affecting the Company

     In addition to the recent developments described above which have had, or are expected to have, a direct impact on our operating results, there have been other recent developments affecting the Company which may or may not have a direct or indirect impact on our operations, prospects, or financial condition. These other recent developments include, among other things, the following:

     1. During the last eighteen months, both the Company and its operating subsidiaries have been approached as possible acquisition targets by both financial and strategic buyers. Potential financial acquirers that have approached the Company and made purchase inquiries have suggested that, in valuing the Company as a potential acquisition, they may make adjustments to our reported earnings to add back certain expenses related to the management of the Company as a public company or as it is currently operated that may be in an amount in the low seven figure area. Potential strategic acquirers that have approached the Company and made purchase inquiries have suggested that, in valuing the Company as a potential acquisition, they may make adjustments to our reported earnings to add back certain administrative expenses that they may be able to eliminate in an amount in the mid seven figure area (in addition to the low seven figure amount of expenses that a potential financial buyer may consider adding back).

     Our management believes that the Company's common stock is undervalued and has stated that it intends to realize the value of the Company's common stock "sooner rather than later." Accordingly, if the market price and liquidity for our common stock does not increase in value to reflect what we believe adequately reflects the value of our Company or if the Company receives a purchase offer which we believe adequately reflects the value of the Company, we will consider a sale of the Company to either a financial or strategic buyer in order to realize that value. We will continue to evaluate proposals to purchase the Company if, as, and when they are received. Of course, there can be no assurance that any proposal to acquire the Company will be made, that we would consider any such offer to be adequate, or that any such proposed transaction will be consummated.

     2. Some or all of the five institutional investors that consummated the initial tranche of a private placement transaction with us in May 2002 and purchased shares of our common stock and warrants to purchase additional shares of our common stock have advised us directly or through their representatives that they would like to sell some or all of the shares of common stock that they purchased from the Company at that time. In connection with such a sale, some or all of these investors may return


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to the Company some or all of the warrants that they purchased in that transaction, and some or all may sign mutual general releases with the Company.

     3.  During   our  2003   fiscal  year,   we  terminated  our
relationship  with  our investor relations firm.   We  anticipate
that we will enter into a relationship with a new investor relations firm beginning in September 2003.


VI.  Forward-Looking Statements

     All of the statements, projections, estimates and assumptions referred to, discussed or set forth in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, such as statements relating to our financial condition, results of operations, plans, objectives, future performance and business operations. These statements relate to expectations concerning matters that are not historical fact. Accordingly, statements that are based on management's projections, estimates, assumptions and judgments are forward-looking statements. These forward-looking statements are typically identified by words or phrases such as "believes," "expects," "anticipates," "plans," "estimates," "approximately," "intend," and other similar words and phrases, or future or conditional verbs such as "will," "should," "would," "could," and "may." These forward-looking statements are based largely on our current expectations, assumptions, plans, estimates, judgments and projections about our business and our industry, and they involve inherent risks and uncertainties. Although we believe that these forward-looking statements are based upon reasonable estimates and assumptions, we can give no assurance that our expectations will in fact occur or that our estimates or assumptions will be correct, and we caution that actual results may differ materially and adversely from those in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause our or our industry's actual results, level of activity, performance or achievement to differ materially from those discussed in or implied by any forward-looking statements made by or on behalf of us and could cause our financial condition, results of operations or cash flows to be materially adversely affected.

     In evaluating these statements, some of the factors that could affect our future results and could cause our results to differ materially and adversely from those expressed in this Current Report on Form 8-K include the following:

     * general economic and market conditions, either nationally or in the markets where we conduct our business, may be less favorable than expected;

     * we may be unable to find suitable equity or debt financing when needed on costs and terms as favorable to us as our current financing or on terms that are commercially reasonable to us;

     * our costs of capital including interest rates and related fees and expenses may increase;

     * we may be unable to collect our accounts or notes receivables when due, within a reasonable period of time after they become due and payable, or at all;

     * there may be a significant increase in competitive pressures in our major market areas;

     * weather conditions in our market areas may adversely affect our business;


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     *  there may be interruptions or cancellations of sources of supply of products that we distribute or significant increases in the costs of such products, or changes in the terms of purchase that may be less favorable to us;

     * there may be changes in the cost or pricing of, or consumer demand for, our or our industry's distributed products that may adversely affect our ability to sell our products at certain levels of markup (gross profit margin);

     * there may be changes in the new housing market or the market for construction, renovation and repair relating to the product lines that we sell in various market areas that may adversely affect our business;

     * we may be adversely affected by changes in our costs of doing business including costs of fuel, labor and related benefits, occupancy, and the cost and availability of insurance;

     *  we  may  be  unable  to  locate  suitable  facilities  or
        personnel  to  open   or  maintain  distribution   center
        locations;

     *  we   may  be  unable  to  identify  suitable  acquisition
        candidates or, if identified, unable to consummate any such acquisitions;

     * the number of shares of common stock that the Company has outstanding and the number of shares of common stock used to calculate our basic and diluted earnings per share may increase and adversely affect our earnings per share calculations;

     * there may be changes in accounting policies and practice that may be adopted by regulatory agencies as well as the Financial Accounting Standards Board; and

     * certain risk factors and other conditions associated with the Company as set forth in the reports that the Company has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and other factors, both known and unknown.

     The Company does not intend to report updates to these estimates or projections on any regular basis or schedule but may do so from time to time; or, at any time, the Company may terminate filing any report of its internal budgets and projections. We caution that the projections set forth in this Current Report on Form 8-K are made only as of the date hereof and are based upon currently available information. We are not undertaking any obligation to update these projections or any other information contained in this Current Report on Form 8-K as conditions change or other information becomes available.

                    #     #    #    #    #

     The information contained in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Current Report on Form 8-K is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the filing of this Current Report on Form 8-K, regardless of any general or specific incorporation language in such filing.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EAGLE SUPPLY GROUP, INC.



Date:  August 11, 2003             By: /s/Douglas P. Fields
                                      ---------------------------
                                        Douglas P. Fields
                                        Chief Executive Officer

















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